QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 28, 2003, relating to the financial statements of NITTOBO ASCO Glass Fiber Co., Ltd., which appears in the Hexcel Corporation Annual Report on Form 10-K/A (Amendment No. 3) for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers

Taichung, Republic of China
July 28, 2003

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS